UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): August 8, 2006

                          Genelabs Technologies, Inc.
             (Exact Name of Registrant as Specified in its Charter)
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
          California                           0-19222                            94-3010150
------------------------------- ---------------------------------------   ----------------------------
 (State or other jurisdiction                (Commission                         (IRS Employer
      of incorporation)                      File Number)                     Identification No.)

            505 Penobscot Drive, Redwood City, California                            94063
-----------------------------------------------------------------------   ----------------------------
               (Address of principal executive offices)                           (Zip Code)
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Registrant's telephone number, including area code:  (650) 369-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

         Genelabs Technologies, Inc. ("Genelabs" or the "Company") previously reported that it had received a notice from the staff of the Nasdaq Stock Market, Inc. stating that the Company's common stock was subject to delisting from the Nasdaq Capital Market because the Company did not meet shareholder equity requirements pursuant to Nasdaq Marketplace Rule 4310(c)(2)(B). On May 23, 2006, the Company requested a hearing with the Nasdaq Listings Qualification Panel (the "Panel"), and such hearing was held on June 29, 2006. On August 8, 2006, the Company received a determination letter from the Panel which found that the Company is currently in compliance with the shareholder's equity requirement and granted the Company's request for continued listing of its common stock on the Nasdaq Capital Market. The Panel also determined to place the Company under a Panel monitor for a period of one year from the date of the Company's most recent periodic filing with the Securities and Exchange Commission, or until August 3, 2007. During the monitoring period the Company must demonstrate compliance with all applicable Nasdaq listing standards, as evidenced in each of the Company's periodic reports filed with the SEC. If the Company does not demonstrate compliance with applicable Nasdaq listing standards, the letter stated that the Panel will promptly schedule a hearing regarding the Company's listing.

         A copy of the related press release is furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit Number          Description
--------------          -----------

99.1 Press Release of Registrant, dated August 9, 2006, entitled "Genelabs Announces Nasdaq Panel Decision to Grant Genelabs' Request for Continued Listing on the Nasdaq Capital Market"

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Genelabs Technologies, Inc.
                                                       /s/ Matthew M. Loar
Date: August 9, 2006                           By:-----------------------------
                                               Name:   Matthew M. Loar
                                               Title:  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit Number                           Description
--------------                           -----------

99.1                                     Press Release of Registrant, dated
                                         August 9, 2006.

                                                                 EXHIBIT 99.1

Contact: Matthew M. Loar
         Chief Financial Officer
         Phone: 650-562-1477

FOR IMMEDIATE RELEASE

    Genelabs Announces Nasdaq Panel Decision to Grant Genelabs' Request for
                 Continued Listing on the Nasdaq Capital Market

Redwood City, CA -- August 9, 2006 -- Genelabs Technologies, Inc. (Nasdaq:
GNLB) announced today that it has received notification from The Nasdaq Stock Market that the Nasdaq Listings Qualifications Panel has determined to grant the request of Genelabs for continued listing on the Nasdaq Capital Market.

"I am very pleased with the outcome of our hearing," stated James A.D. Smith, President and Chief Executive Officer. "The favorable decision from the Nasdaq Listing Qualifications Panel means that our securities will continue to trade on Nasdaq, as we had hoped."

The letter from Nasdaq also noted that, based on the Form 10-Q Genelabs filed for the quarter ended June 30, 2006, Genelabs was in compliance with the shareholders' equity requirement. The letter further stated that under Nasdaq Marketplace Rule 4806(d)(2), the Nasdaq Listing Qualifications Panel will continue to monitor Genelabs' compliance with the continued listing standards of the Nasdaq Capital Market for a period of one year. During this one year period, which expires August 3, 2007, if the company fails to comply with the continued listing standards an additional hearing regarding the company's listing would promptly be scheduled pursuant to Marketplace Rule 4806(a).

About Genelabs Technologies
---------------------------
Genelabs Technologies, Inc. is a biopharmaceutical company focused on the discovery and development of pharmaceutical products to improve human health. We have built drug discovery capabilities that can support various research and development projects. Genelabs is currently concentrating these capabilities on discovering novel compounds that selectively inhibit replication of the hepatitis C virus and advancing preclinical development of compounds from this hepatitis C virus drug discovery program, while also developing a late-stage product for lupus. We believe that these high-risk, potentially high reward programs focus our research and development expertise in areas where we have the opportunity to generate either first-in-class or best-in-class products that will address diseases for which current therapies are inadequate. For more information, please visit www.genelabs.com.

Note: Genelabs(R) and the Genelabs logo are registered trademarks and Prestara(TM) is a trademark of Genelabs Technologies, Inc.

NOTE ON FORWARD LOOKING STATEMENTS AND RISKS: This press release contains forward-looking statements including statements regarding the company's continued listing on Nasdaq, Genelabs' drug discovery capabilities and advancing preclinical development of compounds from its drug discovery programs. These forward-looking statements are based on Genelabs' current expectations and are subject to uncertainties and risks that could cause actual results to differ materially from the statements made. Uncertainties and risks include, without limitation, the ability to maintain compliance with the Nasdaq Capital Market continued listing standards; potential development failures or setbacks in our HCV research programs or in our collaborations with Novartis and/or Gilead; progress and announcements by competitors regarding their HCV programs; and regulatory problems or delays regarding Prestara(TM), including an adverse response from the FDA or a determination to discontinue development of Prestara. Please see the information appearing in Genelabs' filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, under the captions "Risk Factors" and "Forward-Looking Statements" for more discussion regarding these uncertainties and risks and others associated with the company's research programs, early stage of development and other risks which may affect the company or cause actual results to differ from those included in the forward-looking statements. Genelabs does not undertake any obligation to update these forward-looking statements or risks to reflect events or circumstances after the date of this release.